Exhibit 10.4

AMENDMENT EXTENDING CONVERTIBLE NOTE

This Amendment To The Royale Energy, Inc., Convertible Note (this “Amendment”) is executed as of August 2, 2017 (the “Effective Date”), by and between Royale Energy, Inc. (the “Borrower”) and Walou Corporation Defined Benefit Pension Plan (the “Lender”).

Recitals

A.
Borrower and Lender executed a Convertible Note (the “Note”) with an issue date as of August 2, 2016, in the principal amount of $300,000.00, and with a stated Maturity Date one year from the issue date.

B.	Borrower and Lender have agreed to modify the Note to extend the term of the loan and Agreement.

Amendment

Now therefore, the Borrower and Lender agree that the Maturity Date is hereby extended until December 31, 2107.

In witness whereof, the parties have executed this Amendment as of the date and year first above written.
ROYALE ENERGY, INC.

By  /s/ Jonathan Gregory
Jonathan Gregory, Chief Executive Officer

WALOU CORPORATION DEFINED BENEFIT PENSION PLAN

By:  /s/ J L Jordan
Johnny Jordan